UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 8, 2007

Wachovia Corporation

(Exact name of registrant as specified in its charter)

North Carolina	1-10000	56-0898180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center Charlotte, North Carolina	28288-0013
(Address of principal executive offices)	(Zip Code)

(704) 374-6565

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 8, 2007, Wachovia Corporation (“Wachovia”) and Wachovia Capital Trust IX, a Delaware statutory trust (the “Trust”) closed the sale of $750,000,000 of the Trust’s 6.375% Trust Preferred Securities (the “Trust Preferred Securities”), liquidation amount $25 per security, which were registered pursuant to an automatic shelf registration statement on Form S-3 (SEC File Nos. 333-140491 and 333-140491-07) (the “Registration Statement”) filed on February 7, 2007. Each Trust Preferred Security represents an undivided beneficial interest in the Trust and the only assets of the Trust are the 6.375% Extendible Long Term Subordinated Notes issued by Wachovia (the “LoTSSM”). The Underwriting Agreement, dated May 1, 2007, by and among Wachovia, the Trust and Wachovia Capital Markets, LLC, as representative of the underwriters named therein, is being filed with this report on Form 8-K and shall be incorporated by reference into the Registration Statement.

Richards, Layton & Finger, P.A. rendered an opinion regarding the validity of the Trust Preferred Securities, a copy of which is attached as Exhibit 5.1.

In connection with the issuance of the LoTSSM, Simpson Thacher & Bartlett LLP rendered an opinion regarding certain tax matters. A copy of that opinion is attached as Exhibit 8.1.

In connection with the issuance of the LoTSSM and the Trust Preferred Securities, Wachovia entered into a Replacement Capital Covenant (the “RCC”) whereby Wachovia agreed for the benefit of certain of its debtholders named therein that neither it nor any of its subsidiaries would repay, redeem or purchase the LoTSSM or the Trust Preferred Securities at any time on or after the earlier of the date 30 years prior to the final repayment date and the scheduled maturity date and prior to the later of the date 20 years prior to the final repayment date of the LoTSSM and June 15, 2057, unless during the applicable measurement period with respect to such repayment, redemption or purchase Wachovia or its subsidiaries have issued certain amounts of common stock or received sufficient proceeds from the sale of replacement capital securities on the terms and conditions set forth therein. A copy of the RCC is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

1.1	Underwriting Agreement, dated May 1, 2007, by and among Wachovia, the Trust and Wachovia Capital Markets, LLC, as representative of the underwriters named therein.

4.1	Form of Third Supplemental Indenture between Wachovia and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.5 to Wachovia’s Form 8-A filed on May 8, 2007).

5.1	Opinion and Consent of Richards, Layton & Finger, P.A. regarding the Trust Preferred Securities.

8.1	Tax Opinion of Simpson Thacher & Bartlett LLP dated May 8, 2007.

99.1	Replacement Capital Covenant, dated as of May 8, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA CORPORATION

Date: May 8, 2007	By:	/s/ Ross E. Jeffries, Jr.
	Name:	Ross E. Jeffries, Jr.
	Title:	Senior Vice President

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Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 1, 2007, by and among Wachovia, the Trust and Wachovia Capital Markets, LLC, as representative of the underwriters named therein.

4.1	Form of Third Supplemental Indenture between Wachovia and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.5 to Wachovia’s Form 8-A filed on May 8, 2007).

5.1	Opinion and Consent of Richards, Layton & Finger, P.A. regarding the Trust Preferred Securities.

8.1	Tax Opinion of Simpson Thacher & Bartlett LLP dated May 8, 2007.

99.1	Replacement Capital Covenant, dated as of May 8, 2007.

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